Supplement dated May 24, 2002
            to the Prospectus and Statement of Additional Information
                                dated May 1, 2002


1. The following information replaces the first paragraph under the section entitled "Investment Adviser" on page 62 of the prospectus:

PROFUND ADVISORS LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP. Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $2.1 billion in assets as of December 31, 2001. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive annual fees equal to 0.75% of the average daily net assets of each of the ProFunds VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of such ProFund VP's average daily net assets. During the year ended December 31, 2001, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:


2. The second sentence under the section entitled "ProFund Advisors LLC" on page 29 of the Statement of Additional Information is hereby revised to state that ProFund VP Japan pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%.


3. The following sentence replaces the sentence immediately preceding the "Administrative Services Fee" table on page 33 of the Statement of Additional
Information:

         For the fiscal years ended December 31, 1999, 2000, and 2001, each ProFund VP listed below paid the following administrative services fees:


4. The following sentence replaces the sentence immediately preceding the "Distribution Plan Fees" table on page 35 of the Statement of Additional
Information:

         For the fiscal year ended December 31, 2001, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan in connection with making shares of the ProFunds VP available as funding vehicles for variable contracts:




          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE